(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
October 31, 2001


Merrill Lynch
Healthcare
Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Healthcare Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH HEALTHCARE FUND, INC.


A Special
Message to
Shareholders


THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11th

A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans - across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics - economic and earnings fundamentals. There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.



Merrill Lynch Healthcare Fund, Inc., October 31, 2001


DEAR SHAREHOLDER


For the six-month period ended October 31, 2001, Merrill Lynch Healthcare Fund Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +1.13%, +0.70%, +0.70% and +1.04%, respectively. The Fund outperformed the Lipper Health/Biotechnology Fund Average, which had a return of -2.07% for the same six-month period, while the unmanaged Standard & Poor's 500 Index declined by 14.60%. (Investment results do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders).


Investment Environment
The September 11, 2001 terrorist attacks transformed what had been a steady but gradual decline in the equity markets since mid-May into a precipitous fall. A sharp rally during the last week of September that continued through the month of October retraced much of the mid-September pullback.

For the six months ended October 31, 2001, the health care sector, as a defensive group, outperformed the broader market but registered a decline. This group's superior relative performance largely reflects the flight to safety by investors immediately following the terrorist actions, with the pattern in the United States mirrored in other world stock markets. Legislative concerns about Medicare reform and other health care issues were put on the back burner as top priority was given to terrorism matters and preservation of capital. During October, investor confidence recovered as the Federal Government undertook a substantial economic stimulus package and strong resolves to combat terrorism. As a result, pharmaceuticals and other defensive industry groups then lagged the broader markets.


Investment Strategy
Following September 11, 2001, the Fund was in a contrary position. Prior to September, the Fund's portfolio was generally defensive with a relatively heavy weight in the health care service sector (hospital management groups, HMOs and pharmaceutical distributors). We underweighted pharmaceutical companies in favor of generic drug companies as we expected growth to slow because of patent expirations and a paucity of new drugs. In a more aggressive move, we also overweighted biotechnology holdings, especially companies with late-stage product developments in cancer therapy. We were impressed by the substantial stimulus provided by the Federal Government that was being infused into the economy in the form of tax rebates and lower interest rates, the nine interest rate cuts so far in 2001, increased defense spending and a commitment to increase liquidity. We anticipate economic recovery in the first half of 2002 and expect defensive stock groups such as pharmaceuticals to lag.

During the six-month period ended October 31, 2001, our most significant achievement was to focus on defensive health care service stocks, which was accompanied later in the period by a more aggressive accumulation of biotechnology companies where upside potential rests on new drug developments.


In Conclusion
We thank you for your investment in Merrill Lynch Healthcare
Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Jordan C. Schreiber)
Jordan C. Schreiber
Senior Vice President and Portfolio Manager



December 6, 2001



The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the annual fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Jordan C. Schreiber, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Robert Harris, Secretary


Custodian
The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Healthcare Fund, Inc., October 31, 2001


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual
Total Return

                                   % Return Without   % Return With
Class A Shares*                      Sales Charge     Sales Charge**

One Year Ended 9/30/01                    -12.41%        -17.01%
Five Years Ended 9/30/01                  +19.92         +18.64
Ten Years Ended 9/30/01                   +16.57         +15.95

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.


                                        % Return        % Return
Class B Shares*                        Without CDSC    With CDSC**

One Year Ended 9/30/01                    -13.39%        -16.65%
Five Years Ended 9/30/01                  +18.68         +18.47
Ten Years Ended 9/30/01                   +15.37         +15.37

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

One Year Ended 9/30/01                    -13.39%        -14.21%
Five Years Ended 9/30/01                  +18.67         +18.67
Inception (10/21/94) through 9/30/01      +20.15         +20.15

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                   % Return Without   % Return With
Class D Shares*                      Sales Charge     Sales Charge**

One Year Ended 9/30/01                    -12.64%        -17.23%
Five Years Ended 9/30/01                  +19.61         +18.33
Inception (10/21/94) through 9/30/01      +20.72         +19.79

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Recent
Performance
Results*

                                                                                  Ten Years/
                                                 6-Month          12-Month     Since Inception
As of October 31, 2001                         Total Return     Total Return     Total Return
ML Healthcare Fund, Inc.--Class A Shares          +1.13%           -5.96%         +335.21%
ML Healthcare Fund, Inc.--Class B Shares          +0.70            -6.94          +292.71
ML Healthcare Fund, Inc.--Class C Shares          +0.70            -6.94          +267.40
ML Healthcare Fund, Inc.--Class D Shares          +1.04            -6.20          +279.48

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's ten year/since inception periods are ten years for Class A &
Class B Shares and from 10/21/94 for Class C & Class D Shares.



PORTFOLIO INFORMATION


Worldwide
Investments
As of 10/31/01


                                        Percent of
Ten Largest Equity Holdings             Net Assets

Wellpoint Health Networks Inc.              5.4%
AmerisourceBergen Corporation               5.4
Cerner Corporation                          5.1
Baxter International Inc.                   4.7
Tenet Healthcare Corporation                4.2
HCA -The Healthcare Corporation             3.9
Emisphere Technologies, Inc.                2.9
Amgen Inc.                                  2.8
Stryker Corporation                         2.8
Syncor International Corporation            2.5


Industries Represented                  Percent of
In the Fund                             Net Assets

Health Care Cost Containment               24.7%
Biotechnology                              23.2
Pharmaceutical--Prescription               11.4
Health Care--Information                    9.2
Medical Specialties                         8.8
Pharmaceutical--Diversified                 8.6
Medical Technology                          7.5


Breakdown of Investments                Percent of
By Country                              Net Assets

United States*                             81.5%
Canada                                      2.8
France                                      2.5
India                                       2.0
United Kingdom                              1.5
Israel                                      1.1
Japan                                       0.8
Denmark                                     0.7
Germany                                     0.5


*Excludes short-term securities.



Merrill Lynch Healthcare Fund, Inc., October 31, 2001

SCHEDULE OF INVESTMENTS

MIDDLE                               Shares                                                                      Percent of
EAST         Industries               Held                           Investments                       Value     Net Assets
Israel       Medical Technology       300,000  ++Given Imaging Ltd.                                 $    2,685,000     0.3%

             Pharmaceutical--         100,000  Teva Pharmaceutical Industries Ltd. (ADR)*                6,176,000      0.8
             Diversified
                                               Total Investments in the Middle East                      8,861,000      1.1


NORTH
AMERICA

Canada       Pharmaceutical--         278,200  ++QLT Inc.                                                6,376,344      0.8
             Diversified

             Pharmaceutical--         350,000  ++Biovail Corporation                                    16,541,000      2.0
             Prescription

                                               Total Investments in Canada                              22,917,344      2.8


United       Biotechnology            400,000  ++Amgen Inc.                                             22,724,000      2.8
States                                200,000  ++Antigenics Inc.                                         2,920,000      0.4
                                       76,200  ++Aphton Corporation                                      1,037,082      0.1
                                       50,000  ++Cell Genesys, Inc.                                        895,000      0.1
                                      420,700  ++Cell Therapeutics, Inc.                                12,595,758      1.5
                                      400,000  ++Corixa Corporation                                      5,196,000      0.6
                                      100,000  ++Dendreon Corporation                                      875,000      0.1
                                      100,000  ++Genentech, Inc.                                         5,225,000      0.6
                                      700,000  ++Genta Incorporated                                      9,625,000      1.2
                                      200,000  ++Human Genome Sciences, Inc.                             8,522,000      1.0
                                      100,000  ++IDEC Pharmaceuticals Corporation                        5,998,000      0.7
                                      180,000  ++ILEX Oncology, Inc.                                     4,681,800      0.6
                                       78,566  ++Imclone Systems                                         4,806,668      0.6
                                    2,027,200  ++The Immune Response Corporation (a)                     2,797,536      0.3
                                      300,000  ++Immunex Corporation                                     7,173,000      0.9
                                      500,000  ++La Jolla Pharmaceutical Company                         2,735,000      0.3
                                      600,000  ++Lexicon Genetics Incorporated                           5,898,000      0.7
                                      800,000  ++Medarex, Inc.                                          16,472,000      2.0
                                      300,000  ++MedImmune, Inc.                                        11,772,000      1.4
                                      400,000  ++Millennium Pharmaceuticals, Inc.                       10,184,000      1.3
                                      500,000  ++Nabi                                                    3,855,000      0.5
                                      275,400  ++Neurocrine Biosciences, Inc.                           11,583,324      1.4
                                      300,000  ++OSI Pharmaceuticals, Inc.                              13,704,000      1.7
                                      300,000  ++Progenics Pharmaceuticals, Inc.                         4,767,000      0.6
                                      200,000  ++Protein Design Labs, Inc.                               6,602,000      0.8
                                      100,000  ++Regeneron Pharmaceuticals, Inc.                         2,208,000      0.3
                                       51,000  ++Tanox, Inc.                                               851,700      0.1
                                       50,000  ++Transkaryotic Therapies, Inc.                           1,902,500      0.2
                                                                                                    --------------    -----
                                                                                                       187,606,368     22.8

             Health Care Cost         700,000  AmerisourceBergen Corporation                            44,492,000      5.4
             Containment            1,300,000  ++Caremark Rx, Inc.                                      17,420,000      2.1
                                      800,000  HCA--The Healthcare Corporation                          31,728,000      3.9
                                      200,000  ++HEALTHSOUTH Corporation                                 2,604,000      0.3
                                      150,000  ++Health Management Associates, Inc. (Class A)            2,923,500      0.4
                                      300,000  ++LifePoint Hospitals, Inc.                               9,360,000      1.1
                                       50,000  ++Manor Care, Inc.                                        1,168,000      0.2
                                      100,000  ++Province Healthcare Company                             2,745,000      0.3
                                      600,000  ++Tenet Healthcare Corporation                           34,512,000      4.2
                                       60,000  ++Triad Hospitals, Inc.                                   1,614,000      0.2
                                      100,000  ++Trigon Healthcare, Inc.                                 6,139,000      0.8
                                       50,000  UnitedHealth Group Incorporated                           3,287,500      0.4
                                      400,000  ++Wellpoint Health Networks Inc.                         44,636,000      5.4
                                                                                                    --------------    -----
                                                                                                       202,629,000     24.7

             Health Care--             50,000  ++AdvancePCS                                              3,037,500      0.4
             Information              774,200  ++Cerner Corporation                                     41,613,250      5.1
                                      105,000  ++Laboratory Corporation of America Holdings              9,051,000      1.1
                                      100,000  ++Quest Diagnostics Incorporated                          6,538,000      0.8
                                      100,000  ++Unilab Corporation                                      2,368,000      0.3
                                    2,800,000  ++WebMD Corporation                                      12,740,000      1.5
                                                                                                    --------------    -----
                                                                                                        75,347,750      9.2

             Medical Specialties      800,000  Baxter International Inc.                                38,696,000      4.7
                                      407,500  ++Cytyc Corporation                                      10,684,650      1.3
                                      700,000  ++Syncor International Corporation                       20,300,000      2.5
                                                                                                    --------------    -----
                                                                                                        69,680,650      8.5

             Medical Technology       100,000  ++Boston Scientific Corporation                           2,274,000      0.3
                                      170,000  Datascope Corp.                                           5,652,500      0.7
                                      100,000  Diagnostic Products Corporation                           4,410,000      0.5
                                       30,000  ++Guidant Corporation                                     1,245,300      0.2
                                       34,000  ++Intuitive Surgical, Inc.                                  312,800      0.0
                                      250,000  Medtronic, Inc.                                          10,075,000      1.2
                                      117,200  ++St. Jude Medical, Inc.                                  8,321,200      1.0
                                      400,000  Stryker Corporation                                      22,496,000      2.8
                                      100,000  ++Thoratec Laboratories Corporation                       1,946,000      0.2
                                                                                                    --------------    -----
                                                                                                        56,732,800      6.9

             Pharmaceutical--          60,000  Allergan Inc.                                             4,307,400      0.5
             Diversified               30,000  American Home Products Corporation                        1,674,900      0.2
                                      200,000  ++Andrx Group                                            12,986,000      1.6
                                       50,000  ++Barr Laboratories, Inc.                                 3,640,000      0.5
                                       50,000  Bristol-Myers Squibb Company                              2,672,500      0.3
                                      250,000  ++K-V Pharmaceutical Company (Class A)                    6,317,500      0.8
                                       47,900  ++Trimeris, Inc.                                          1,901,630      0.2
                                                                                                    --------------    -----
                                                                                                        33,499,930      4.1


Merrill Lynch Healthcare Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS (concluded)

NORTH
AMERICA                              Shares                                                                      Percent of
(concluded)  Industries               Held                           Investments                       Value     Net Assets
United       Pharmaceutical--         300,000  ++Celgene Corporation                                $    9,870,000     1.2%
States       Prescription              40,000  ++Cubist Pharmaceuticals, Inc.                            1,611,600      0.2
(concluded)                         1,000,000  ++Emisphere Technologies, Inc. (a)                       24,000,000      2.9
                                       80,000  ++Forest Laboratories, Inc.                               5,950,400      0.7
                                       50,000  Pfizer Inc.                                               2,095,000      0.3
                                                                                                    --------------    -----
                                                                                                        43,527,000      5.3

                                               Total Investments in the United States                  669,023,498    81.5]


                                               Total Investments in North America                      691,940,842     84.3


PACIFIC BASIN/
ASIA

India        Pharmaceutical--         685,600  Dr. Reddy's Laboratories Limited (ADR)*                  17,071,440      2.0
             Diversified

                                               Total Investments in India                               17,071,440      2.0


Japan        Pharmaceutical--         100,000  Fujisawa Pharmaceutical Co., Ltd.                         2,401,863      0.3
             Prescription              80,000  Takeda Chemical Industries, Ltd.                          3,875,659      0.5
                                                                                                    --------------    -----
                                               Total Investments in Japan                                6,277,522      0.8

                                               Total Investments in the Pacific Basin/Asia              23,348,962      2.8


WESTERN
EUROPE

Denmark      Biotechnology            200,000  ++Genmab A/S                                              3,047,932      0.4

             Medical Specialties       95,000  ++William Demant A/S                                      2,481,888      0.3

                                               Total Investments in Denmark                              5,529,820      0.7


France       Pharmaceutical--         100,000  Aventis SA                                                7,363,222      0.9
             Prescription             200,000  Sanofi-Synthelabo SA                                     13,195,255      1.6
                                                                                                    --------------    -----
                                               Total Investments in France                              20,558,477      2.5


Germany      Pharmaceutical--         100,000  Altana AG                                                 4,683,640      0.5
             Prescription
                                               Total Investments in Germany                              4,683,640      0.5


United       Medical Technology       400,000  Smith & Nephew PLC                                        2,249,802      0.3
Kingdom
             Pharmaceutical--         174,419  Galen Holdings PLC                                        1,876,609      0.2
             Diversified              111,554  Galen Holdings PLC (ADR)*                                 4,780,089      0.6
                                    1,500,000  ++SkyePharma PLC                                          1,167,076      0.1
                                                                                                    --------------    -----
                                                                                                         7,823,774      0.9

             Pharmaceutical--          50,000  AstraZeneca Group PLC                                     2,254,892      0.3
             Prescription

                                               Total Investments in the United Kingdom                  12,328,468      1.5


                                               Total Investments in Western Europe                      43,100,405      5.2


                                               Total Long-Term Investments (Cost--$644,467,807)        767,251,209     93.4


SHORT-TERM                             Face
SECURITIES                            Amount
             Commercial          $ 10,000,000  First Data Corporation, 2.45% due 11/07/2001              9,995,917      1.2
             Paper**               10,000,000  Gannett Company, 2.40% due 11/14/2001                     9,991,333      1.2
                                    6,316,000  General Motors Acceptance Corp., 2.73%
                                               due 11/01/2001                                            6,316,000      0.8

             US Government         16,000,000  Fannie Mae, 2.35% due 11/08/2001                         15,992,689      2.0
             Agency                10,000,000  Federal Home Loan Mortgage Corporation, 2.35%
             Obligations**                     due 11/05/2001                                            9,997,389      1.2

                                               Total Short-Term Investments (Cost--$52,293,328)         52,293,328      6.4


             Total Investments (Cost--$696,761,135)                                                    819,544,537     99.8
             Other Assets Less Liabilities                                                               1,606,703      0.2
                                                                                                    --------------   ------
             Net Assets                                                                             $  821,151,240   100.0%
                                                                                                    ==============   ======


*American Depositary Receipts (ADR).
**Commercial Paper and certain USGovernment Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
++Non-income producing security.
(a)Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a) (3) of the Investment
Company Act of 1940) are as follows:

                                           Net Share      Net      Dividend
Industry             Affiliate              Activity      Cost      Income

Biotechnology       The Immune
                    Response
                    Corporation            1,977,200   $6,347,178     ++
Pharmaceutical -    Emisphere
  Prescription      Technologies, Inc.       200,000    4,933,284     ++

++Non-income producing security.

See Notes to Financial Statements.


Merrill Lynch Healthcare Fund, Inc., October 31, 2001


STATEMENT OF ASSETS AND LIABILITIES


                As of October 31, 2001
Assets:         Investments, at value (including securities loaned of$93,012,734)
                (identified cost--$696,761,135)                                                              $  819,544,537
                Investments held as collateral for loaned securities, at value                                  100,849,100
                Cash                                                                                                    919
                Receivables:
                   Securities sold                                                         $  5,158,694
                   Capital shares sold                                                        2,153,576
                   Dividends                                                                    136,006
                   Loaned securities                                                             15,913           7,464,189
                                                                                           ------------
                Prepaid registration fees and other assets                                                           46,820
                                                                                                             --------------
                Total assets                                                                                    927,905,565
                                                                                                             --------------

Liabilities:    Collateral on securities loaned, at value                                                       100,849,100
                Payables:
                   Securities purchased                                                       3,046,992
                   Capital shares redeemed                                                    1,424,797
                   Investment adviser                                                           738,971
                   Distributor                                                                  387,756           5,598,516
                                                                                           ------------
                Accrued expenses and other liabilities                                                              306,709
                                                                                                             --------------
                Total liabilities                                                                               106,754,325
                                                                                                             --------------

Net Assets:     Net assets                                                                                   $  821,151,240
                                                                                                             ==============

Net Assets      Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:     shares authorized                                                                            $    4,444,631
                Class B Shares of Common Stock, $.10 par value, 100,000,000
                shares authorized                                                                                 6,509,395
                Class C Shares of Common Stock, $.10 par value, 100,000,000
                shares authorized                                                                                 1,579,500
                Class D Shares of Common Stock, $.10 par value, 100,000,000
                shares authorized                                                                                 2,047,725
                Paid-in capital in excess of par                                                                677,454,816
                Undistributed investment income--net                                                              8,200,124
                Accumulated realized capital losses on investments and foreign
                currency transactions--net                                                                      (1,863,780)
                Unrealized appreciation on investments and foreign currency
                transactions--net                                                                               122,778,829
                                                                                                             --------------
                Net assets                                                                                   $  821,151,240
                                                                                                             ==============

Net Asset       Class A--  Based on net assets of $294,742,736 and 44,446,306
Value:                     shares outstanding                                                                $         6.63
                                                                                                             ==============
                Class B--  Based on net assets of $321,294,028 and 65,093,945
                           shares outstanding                                                                $         4.94
                                                                                                             ==============
                Class C--  Based on net assets of $77,952,796 and 15,794,996
                           shares outstanding                                                                $         4.94
                                                                                                             ==============
                Class D--  Based on net assets of $127,161,680 and 20,477,248
                           shares outstanding                                                                $         6.21
                                                                                                             ==============

See Notes to Financial Statements.


STATEMENT OF OPERATIONS


                For the Six Months Ended October 31, 2001
Investment      Interest                                                                                     $      682,636
Income:         Dividends (net of $10,014 foreign withholding tax)                                                  473,958
                Securities lending--net                                                                              17,088
                                                                                                             --------------
                Total income                                                                                      1,173,682
                                                                                                             --------------

Expenses:       Investment advisory fees                                                   $  4,099,993
                Account maintenance and distribution fees--Class B                            1,664,599
                Account maintenance and distribution fees--Class C                              364,145
                Transfer agent fees--Class B                                                    325,469
                Transfer agent fees--Class A                                                    254,953
                Account maintenance fees--Class D                                               149,217
                Accounting services                                                             136,980
                Transfer agent fees--Class D                                                    103,095
                Transfer agent fees--Class C                                                     76,158
                Professional fees                                                                49,650
                Custodian fees                                                                   41,958
                Registration fees                                                                40,655
                Printing and shareholder reports                                                 38,511
                Directors' fees and expenses                                                     24,751
                Pricing fees                                                                      3,554
                Other                                                                            16,027
                                                                                           ------------
                Total expenses                                                                                    7,389,715
                                                                                                             --------------
                Investment loss--net                                                                            (6,216,033)
                                                                                                             --------------

Realized &      Realized gain on:
Unrealized         Investments--net                                                          14,257,456
Gain (Loss)        Foreign currency transactions--net                                           127,802          14,385,258
On Investments                                                                             ------------
& Foreign       Change in unrealized appreciation/depreciation on:
Currency           Investments--net                                                         (1,932,922)
Transactions       Foreign currency transactions--net                                             4,213         (1,928,709)
--Net:                                                                                     ------------      --------------
                Net Increase in Net Assets Resulting from Operations                                         $    6,240,516
                                                                                                             ==============

See Notes to Financial Statements.


Merrill Lynch Healthcare Fund, Inc., October 31, 2001


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          For the Six            For the
                                                                                          Months Ended          Year Ended
                                                                                          October 31,           April 30,
                Increase (Decrease) in Net Assets:                                            2001                 2001
Operations:     Investment loss--net                                                     $ (6,216,033)       $ (8,303,548)
                Realized gain on investments and foreign currency transactions--net          14,385,258          42,322,536
                Change in unrealized appreciation/depreciation on investments
                and foreign currency transactions--net                                      (1,928,709)          41,867,488
                                                                                         --------------      --------------
                Net increase in net assets resulting from operations                          6,240,516          75,886,476
                                                                                         --------------      --------------

Distributions   Realized gain on investments--net:
to                 Class A                                                                  (6,205,934)        (45,325,275)
Shareholders:      Class B                                                                  (9,373,499)        (67,176,618)
                   Class C                                                                  (2,001,940)        (10,394,976)
                   Class D                                                                  (2,649,060)        (14,084,810)
                                                                                         --------------      --------------
                Net decrease in net assets resulting from distributions
                to shareholders                                                            (20,230,433)       (136,981,679)
                                                                                         --------------      --------------

Capital Share   Net increase in net assets derived from capital share transactions           41,696,716         263,859,759
Transactions:                                                                            --------------      --------------

Net Assets:     Total increase in net assets                                                 27,706,799         202,764,556
                Beginning of period                                                         793,444,441         590,679,885
                                                                                         --------------      --------------
                End of period*                                                           $  821,151,240      $  793,444,441
                                                                                         ==============      ==============

                *Undistributed investment income--net                                    $    8,200,124      $   14,416,157
                                                                                         ==============      ==============

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

The following per share data and ratios                                                       Class A
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                             October 31,               For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                          2001         2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $    6.70    $    6.98    $    5.62    $    5.84    $    5.05
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment loss--net++                            (.03)        (.04)        (.03)        (.03)        (.02)
                Realized and unrealized gain on
                investments and foreign currency
                transactions--net                                   .10         1.12         1.57          .67         2.02
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .07         1.08         1.54          .64         2.00
                                                              ---------    ---------    ---------    ---------    ---------
                Less distributions from realized
                gain on investments--net                          (.14)       (1.36)        (.18)        (.86)       (1.21)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $    6.63    $    6.70    $    6.98    $    5.62    $    5.84
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share             1.13%+++       14.57%       28.06%       12.01%       44.06%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses                                         1.26%*        1.24%        1.26%        1.27%        1.32%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment loss--net                            (.97%)*       (.55%)       (.47%)       (.46%)       (.28%)
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period (in thousands)      $ 294,743    $ 288,091    $ 219,499    $ 176,491    $ 146,154
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               46.20%       65.42%      109.88%       91.26%      115.99%
                                                              =========    =========    =========    =========    =========



The following per share data and ratios                                                       Class B
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                             October 31,               For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                          2001         2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $    5.05    $    5.55    $    4.54    $    4.91    $    4.40
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment loss--net++                            (.05)        (.09)        (.07)        (.07)        (.06)
                Realized and unrealized gain on
                investments and foreign currency
                transactions--net                                   .08          .89         1.26          .55         1.72
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .03          .80         1.19          .48         1.66
                                                              ---------    ---------    ---------    ---------    ---------
                Less distributions from realized
                gain on investments--net                          (.14)       (1.30)        (.18)        (.85)       (1.15)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $    4.94    $    5.05    $    5.55    $    4.54    $    4.91
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share              .70%+++       13.28%       26.99%       10.79%       42.60%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses                                         2.28%*        2.26%        2.28%        2.29%        2.35%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment loss--net                           (1.99%)*      (1.57%)      (1.49%)      (1.49%)      (1.31%)
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period (in thousands)      $ 321,294    $ 331,683    $ 273,530    $ 256,000    $ 208,520
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               46.20%       65.42%      109.88%       91.26%      115.99%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment income.

See Notes to Financial Statements.


Merrill Lynch Healthcare Fund, Inc., October 31, 2001


FINANCIAL HIGHLIGHTS (concluded)

The following per share data and ratios                                                       Class C
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                             October 31,               For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                          2001         2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $    5.05    $    5.55    $    4.55    $    4.92    $    4.40
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment loss--net++                            (.05)        (.09)        (.07)        (.07)        (.06)
                Realized and unrealized gain on
                investments and foreign currency
                transactions--net                                   .08          .90         1.25          .55         1.73
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .03          .81         1.18          .48         1.67
                                                              ---------    ---------    ---------    ---------    ---------
                Less distributions from realized
                gain on investments--net                          (.14)       (1.31)        (.18)        (.85)       (1.15)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $    4.94    $    5.05    $    5.55    $    4.55    $    4.92
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share              .70%+++       13.38%       26.70%       10.82%       42.66%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses                                         2.30%*        2.28%        2.30%        2.30%        2.36%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment loss--net                           (2.01%)*      (1.58%)      (1.50%)      (1.50%)      (1.31%)
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period (in thousands)      $  77,953    $  66,028    $  38,622    $  31,295    $  19,860
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               46.20%       65.42%      109.88%       91.26%      115.99%
                                                              =========    =========    =========    =========    =========



The following per share data and ratios                                                       Class D
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                             October 31,               For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                          2001         2001         2000         1999          1998
Per Share       Net asset value, beginning of period          $    6.29    $    6.63    $    5.36    $    5.62    $    4.89
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment loss--net++                            (.04)        (.05)        (.04)        (.04)        (.03)
                Realized and unrealized gain on
                investments and foreign currency
                transactions--net                                   .10         1.05         1.49          .64         1.95
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .06         1.00         1.45          .60         1.92
                                                              ---------    ---------    ---------    ---------    ---------
                Less distributions from realized
                gain on investments--net                          (.14)       (1.34)        (.18)        (.86)       (1.19)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $    6.21    $    6.29    $    6.63    $    5.36    $    5.62
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share             1.04%+++       14.21%       27.73%       11.69%       43.95%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses                                         1.51%*        1.50%        1.51%        1.52%        1.56%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Investment loss--net                           (1.23%)*       (.80%)       (.71%)       (.72%)       (.52%)
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period (in thousands)      $ 127,161    $ 107,642    $  59,029    $  43,700    $  25,718
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               46.20%       65.42%      109.88%       91.26%      115.99%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Healthcare Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may also purchase or sell financial futures contacts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.



Merrill Lynch Healthcare Fund, Inc., October 31, 2001


NOTES TO FINANCIAL STATEMENTS (continued)


* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Options--The Fund is authorized to write covered put and call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, the Fund typically receives the income on both the loaned securities and the collateral and, as a result, the Fund's yield may increase. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides, or arranges for affiliates to provide, the administrative services necessary for the operation of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                               Account          Distribution
                           Maintenance Fee          Fee

Class B                         .25%               .75%
Class C                         .25%               .75%
Class D                         .25%                 --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended October 31, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                               FAMD               MLPF&S

Class A                     $     960           $    7,178
Class D                     $  13,855           $  204,631


For the six months ended October 31, 2001, MLPF&S received contingent deferred sales charges of $207,632 and $13,140 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. For the six months ended October 31, 2001, QA Advisors received $10,675 in securities lending agent fees.

In addition, MLPF&S received $59,068 in commissions on the execution of portfolio security transactions for the Fund for the six months ended October 31, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended October 31, 2001, the Fund reimbursed MLIM $11,118 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended October 31, 2001 were $366,968,887 and $360,547,360, respectively.

Net realized gains (losses) for the six months ended October 31, 2001 and net unrealized gains (losses) as of October 31, 2001 were as follows:


                                     Realized        Unrealized
                                  Gains (Losses)   Gains (Losses)

Long-term investments             $ 14,257,699    $ 122,783,402
Short-term investments                   (243)               --
Foreign currency transactions          127,802          (4,573)
                                  ------------    -------------
Total                             $ 14,385,258    $ 122,778,829
                                  ============    =============


As of October 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $122,783,402, of which $198,556,508 related to appreciated securities and $75,773,106 related to depreciated securities. The aggregate cost of invest-ments at October 31, 2001 for Federal income tax purposes was $696,761,135.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $41,696,716 and $263,859,759 for the six months ended October 31, 2001 and for the year ended April 30, 2001, respectively.



Merrill Lynch Healthcare Fund, Inc., October 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)


Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                        Dollar
Ended October 31, 2001                    Shares         Amount

Shares sold                            4,557,087    $  30,466,584
Shares issued to shareholders in
reinvestment of distributions            873,200        5,728,195
                                    ------------    -------------
Total issued                           5,430,287       36,194,779
Shares redeemed                      (3,974,266)     (26,423,644)
                                    ------------    -------------
Net increase                           1,456,021    $   9,771,135
                                    ============    =============



Class A Shares for the Year                              Dollar
Ended April 30, 2001                      Shares         Amount

Shares sold                           13,610,435    $  96,759,816
Shares issued to shareholders in
reinvestment of distributions          5,783,401       41,319,687
                                    ------------    -------------
Total issued                          19,393,836      138,079,503
Shares redeemed                      (7,830,931)     (54,451,374)
                                    ------------    -------------
Net increase                          11,562,905    $  83,628,129
                                    ============    =============



Class B Shares for the Six Months                        Dollar
Ended October 31, 2001                    Shares         Amount

Shares sold                            8,156,911    $  40,807,748
Shares issued to shareholders in
reinvestment of distributions          1,676,333        8,214,031
                                    ------------    -------------
Total issued                           9,833,244       49,021,779
Automatic conversion of shares       (3,715,881)     (18,477,788)
Shares redeemed                      (6,700,971)     (33,378,877)
                                    ------------    -------------
Net decrease                           (583,608)    $ (2,834,886)
                                    ============    =============



Class B Shares for the Year                              Dollar
Ended April 30, 2001                      Shares         Amount

Shares sold                           23,336,705    $ 127,604,675
Shares issued to shareholders in
reinvestment of distributions         10,578,480       57,740,004
                                    ------------    -------------
Total issued                          33,915,185      185,344,679
Automatic conversion of shares       (4,969,438)     (26,685,377)
Shares redeemed                     (12,583,190)     (67,280,607)
                                    ------------    -------------
Net increase                          16,362,557    $  91,378,695
                                    ============    =============



Class C Shares for the Six Months                        Dollar
Ended October 31, 2001                    Shares         Amount

Shares sold                            4,129,767    $  20,702,214
Shares issued to shareholders in
reinvestment of distributions            362,103        1,774,302
                                    ------------    -------------
Total issued                           4,491,870       22,476,516
Shares redeemed                      (1,772,059)      (8,809,255)
                                    ------------    -------------
Net increase                           2,719,811    $  13,667,261
                                    ============    =============



Class C Shares for the Year                              Dollar
Ended April 30, 2001                      Shares         Amount

Shares sold                            6,645,440    $  36,079,529
Shares issued to shareholders in
reinvestment of distributions          1,665,820        9,082,765
                                    ------------    -------------
Total issued                           8,311,260       45,162,294
Shares redeemed                      (2,193,053)     (11,527,118)
                                    ------------    -------------
Net increase                           6,118,207    $  33,635,176
                                    ============    =============



Class D Shares for the Six Months                        Dollar
Ended October 31, 2001                    Shares         Amount

Shares sold                            2,450,816    $  15,392,049
Automatic conversion of shares         2,966,000       18,477,788
Shares issued to shareholders in
reinvestment of distributions            382,775        2,354,064
                                    ------------    -------------
Total issued                           5,799,591       36,223,901
Shares redeemed                      (2,429,938)     (15,130,695)
                                    ------------    -------------
Net increase                           3,369,653    $  21,093,206
                                    ============    =============



Class D Shares for the Year                              Dollar
Ended April 30, 2001                      Shares         Amount

Shares sold                            6,002,185    $  40,190,183
Automatic conversion of shares         4,040,196       26,685,377
Shares issued to shareholders in
reinvestment of distributions          1,880,167       12,650,672
                                    ------------    -------------
Total issued                          11,922,548       79,526,232
Shares redeemed                      (3,717,470)     (24,308,473)
                                    ------------    -------------
Net increase                           8,205,078    $  55,217,759
                                    ============    =============



5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended October 31, 2001.